Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER REQUIRED BY 18 U.S.C. SECTION 1350

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dragon Jade International Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Fung Kwok Wing, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2013

/s/ Fung Kwok Wing
Name:	Fung Kwok Wing
Title:	Chief Financial Officer